1 Q1 2024 EARNINGS RELEASE April 30, 2024

2Littelfuse, Inc. © 2024 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2023. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 30, 2023, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2024 EXECUTIVE SUMMARY Execution & new business momentum support long-term growth strategy  Executing in a continued dynamic environment  Q1 Sales exceed the high end of guidance  Adjusted EPS in-line with guidance  Strong cash generation, well-positioned balance sheet  Ongoing momentum from portfolio diversification and optimization initiatives  Resilient Electronics segment margins  Rebounding Transportation segment margins  Continued confidence in expected return to growth during 2024

5Littelfuse, Inc. © 2024 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

6Littelfuse, Inc. © 2024 ELECTRONICS END MARKETS EXECUTING WHILE DRIVING INNOVATIONS  Leading technology enabler for a broad & growing base of customers  Solid design win momentum supporting new customer product launches  Ongoing soft consumer demand; stable medical exposure  Delivering on a diverse set of customer opportunities across structural growth themes  Safety-critical medical win in China  Space related communications win in NA  Telecom / data center wins across multiple regions Q1 2024 Highlights

7Littelfuse, Inc. © 2024 INDUSTRIAL END MARKETS POSITIONED FOR LONG TERM GROWTH  Softening broad based industrial demand  Seeing areas of excess OEM inventory  Long term growth drivers intact  Supported by infrastructure spend, increasing electrical efficiency requirements & decarbonization  Design momentum driven by engineering expertise & broad product portfolio  Charging infrastructure application wins across multiple regions and applications  Energy storage win for renewables application supporting sustainability growth theme  Continued industrial safety design win momentum driven by advancing regulations Q1 2024 Highlights

8Littelfuse, Inc. © 2024 TRANSPORTATION END MARKETS BALANCED CAPABILITIES ACROSS APPLICATIONS  Continued auto content momentum supported by product breadth and global customer reach  Content per vehicle expansion in China  High voltage traction supported by innovative product pipeline  Technology leadership and operational scale enable continued customer traction  Multi-technology win for onboard charging application in Europe  High voltage wins across NA, China, Korea  Multi-technology win for electric commercial truck customer Q1 2024 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

10Littelfuse, Inc. © 2024  Revenue (-12%) vs PY / organic  ~2% portfolio pruning headwind  GAAP op margin 10.3%; Adj op margin 11%  Effective tax rate: GAAP 13%; Adj. 19.3%  Includes one-time discrete benefits  Operating cash flow $57m, +7% vs PY; Free cash flow $42m Q1 2024 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $3.54 $1.93 Adj. EPS $3.64 $1.76 Adj. EBITDA% 24.6% 17.1% $610 $535 Q1-23 Q1-24 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights

11Littelfuse, Inc. © 2024 CASH GENERATION & CAPITAL DEPLOYMENT  Well-positioned business model & execution drive robust long- term cash generation  Disciplined approach to working capital  Strong cash generation & balance sheet support capital deployment strategy  Consolidated net leverage ratio ~1.4x  Prioritizing growth investments  Driving long-term shareholder value  Q1 ’24 deployment - returned $32m to shareholders  Even split between dividends and share repurchases  Subsequent $23m in Q2 share repurchases through 4/26  Consistent prioritization of capital deployment  Organic investments  Strategic acquisitions  Dividends and share repurchases See appendix for GAAP to non-GAAP reconciliation

12Littelfuse, Inc. © 2024 $359 $291 Q1-23 Q1-24 Q1 2024 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE Revenue  Revenue (-19%) vs PY / organic  Passive Products (-10%); Semiconductor (-25%)  Continued channel inventory destocking, nearing inflection point  Maintaining resilient profitability through inventory rebalancing via diversification and improved cost structure  Margin improvements expected as demand reaccelerates (in millions) Op Margin 25.1% 13.0% Adj. EBITDA% 30.7% 19.8% Highlights See appendix for GAAP to non-GAAP reconciliation

Q1 2024 TRANSPORTATION SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Revenue


$167
$170
Q1-23
Q1-24

	Q1-23	Q1-24
Op Margin	**5.1%**	**9.5%**
Adj. EBITDA%	**11.9%**	**14.6%**

Highlights

- Revenue growth +2% / organic +3%
  - ~6% portfolio pruning headwind
- Passenger vehicle +10% / organic +12%
  - Content & product launches; led by China
- Commercial vehicle (-5%) / organic (-6%)
  - Headwind from ongoing distribution inventory rebalancing; portfolio pruning
- Structural actions improved profitability
  - Pricing, product pruning, cost reduction actions
  - Sequential improvements op margin +480bps, adj. EBITDA margin +380bps

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2024 13

14Littelfuse, Inc. © 2024 $85 $74 Q1-23 Q1-24 Q1 2024 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE Revenue  Revenue (-13%) / organic (-14%)  Softer industrial markets...Construction / MRO, renewables (solar, EV infrastructure)  OEM inventory levels remain elevated  Footprint optimization initiatives to expand capacity and enhance long term profitability  Expect progressive margin recovery in coming quarters (in millions) Op Margin 20.3% 6.5% Adj. EBITDA% 24.3% 11.9% See appendix for GAAP to non-GAAP reconciliation Highlights

15Littelfuse, Inc. © 2024 Q2 2024 GUIDANCE  Macro view…expect continued dynamic environment  Ongoing channel inventory destock, nearing inflection  Expanded weakness in industrial end markets  Inflationary trends continue  Sales $525 - $555m  +1% sequentially  By segment: Flat Electronics; Industrial & Transportation slightly up  (-1%) F/X headwind vs. PY  Expected adj. effective tax rate ~23%  Adj. EPS $1.65 - $1.85  Stock comp retirement provisions ($0.30) EPS, (-170bps) margin headwind  F/X: ($0.16) EPS, (-90bps) margin headwind vs. PY (in millions) See appendix for GAAP to non-GAAP reconciliation $612 $535 $555 - $525 Q2-23 Q1-24 Q2-24 Revenue Adj. EPS $3.12 $1.76 $1.65 - $1.85 GAAP EPS $2.79 $1.93 - Highlights

FULL YEAR 2024 CONSIDERATIONS / EXPECTATIONS

- F/X: (-1%) headwind to sales; ($0.50) EPS, (-70bps) margin headwind at current rates
- Expect return to sales growth during 2024, including portfolio initiatives headwind
  - Pruning impact…(-2%) Company, (-5%) Transportation Segment (heavier Comm. Vehicle)
- Full year ’24 margin expectations impacted by elongated inventory destocking cycle and end market weakness
  - Company adj. operating margin in mid-teens
  - By segment…Electronics upper-teens; Industrial mid-teens; Transportation continued improvement, high single-digits at year end
- Other Assumptions
  - $64m amortization expense; $39m interest expense
  - Adj. effective tax rate ~22%
- Expect 100% free cash flow conversion
  - Projecting ~$100m investment in capital expenditures

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2024
16

17Littelfuse, Inc. © 2024 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Revenue (M$) Adjusted EPS 15-year* CAGR: Sales +10% EPS +18% Strong track record of top tier financial performance  Expanding leadership in core markets while prioritizing strategic investments to bolster diversified portfolio  Flexible cost structure drives improved profitability through cycles  Proven team with history of successfully executing through dynamic environments *2008 - 2023

18Littelfuse, Inc. © 2024 APPENDIX

19Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION

20Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

21Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

23Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

24Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D